                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
_____________________________________________________________________________

                                  FORM 8-K/A
                               AMENDMENT NO. 1

                FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

    Date of Report:  (Date of earliest event reported) February 11, 1994
_____________________________________________________________________________

                       HORIZON HEALTHCARE CORPORATION
           (Exact name of registrant as specified in its charter)
_____________________________________________________________________________

            DELAWARE                    1-9369                 91-1346899
  (State or other jurisdiction          (Commission File       (IRS Employer
of incorporation or organization)       Number)                Identification
                                                               Number)
_____________________________________________________________________________

6001 INDIAN SCHOOL ROAD, N.E., SUITE 530
ALBUQUERQUE, NEW MEXICO                                  87110
(Address of principal executive offices)                 (Zip Code)

_____________________________________________________________________________

                                   (505) 881-4961
            (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired:

               (1) Consolidated Balance Sheets of Greenery as of September 30, 1993 and 1992, and the related consolidated statements of income, shareholders' equity and cash flow for each of the three years in the period ended September 30, 1993 (as previously filed as Exhibit 99.3 to Form 8-K dated
               February 11, 1994).

               (2) Manually signed Report of Ernst & Young, independent auditors for Greenery, dated February 25, 1994 (as previously filed as Exhibit 99.1 to Form 8-K dated February 11, 1994).

(b) Pro Forma Financial Information:

     Administrative and general expenses included in the original pro forma condensed consolidated financial statements prepared to reflect Horizon's acquisition of Greenery have been revised in this amendment to reflect certain adjustments to the Greenery historical period from October 1, 1993 through the acquisition date, February 11, 1994. The pro forma was first amended six months following the acquisition to properly reflect as a reduction to net income in the unaudited pre-acquisition period adjustments that Horizon made to predecessor company reserves that had not previously been reflected in income. The reduction to income associated with these adjustments totaled $7,777, pre-tax, and $4,705 net of tax. Further adjustments were recorded related to errors discovered in the original Greenery purchase accounting and the resolution of a pre-acquisition contingency totaling $7,710 and $471, respectively, pre-tax, and $4,665 and $285, respectively, net of taxes.

     In addition to the above, further adjustments have been made to facility lease, interest and depreciation expense in the amount of $373, $793 and ($297), respectively, related to the revisions of the application of pro forma adjustments to the unaudited pro forma condensed consolidated statement of earnings. The net of tax effect of these adjustments was a $526 reduction to net income.

     Furthermore, the effective tax rate of 40% used to estimate combined federal and state taxes in the original pro forma condensed consolidated statement of earnings for the twelve months ended May 31, 1994 has been amended to reflect a 39.5% effective tax rate. All such adjustments have been properly reflected in the accompanying condensed statement of earnings for the nine months ended February 28, 1994.

   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

     During 1993 and the nine months ended February 28, 1994, the Company implemented its strategic business plan by leasing or acquiring long-term facilities and related specialty service businesses in target geographic areas. The following unaudited Pro Forma Condensed Consolidated Statements of Earnings (Statements) for the year ended May 31, 1993 and for the nine months ended February 28, 1994 and 1993 give effect to:

     a) all acquisitions and dispositions of the Company during the year ended May 31, 1993, including the operations of a 180-bed long-term care facility whose related assets were acquired on June 1, 1993,
     b) the Merger of Greenery Rehabilitation Group, Inc. (Greenery) into the Company (the Merger), including the transactions with Health and Rehabilitation Properties Trust (HRP) and M&P Partners Limited Partnership (M&P),
     c) the issuance of 2,050,000 shares of the Company's common stock in exchange for 8,200,000 shares of Greenery's common stock upon the completion of the Merger on February 11, 1994,

as if the acquisitions and dispositions, issuance of common stock, and Merger and related transactions had occurred as of June 1, 1992. Except for the merger and related transactions noted above, there were no other significant acquisitions, aggregated insignificant acquisitions, or dispositions during the nine months ended February 28, 1994, that require disclosure.

     The Statements which follow include: 1) the earnings of the Company for its fiscal year ended May 31, 1993 and for the nine months ended February 28, 1994 and 1993, 2) the operations of Greenery for the twelve months ended June 30, 1993, the eight and half months ended February 10, 1994 and the nine months ended March 31, 1993, and 3) the operations of the acquired and disposed of businesses from June 1, 1992 to the date the individual businesses were acquired or disposed of by the Company. The combined historical amounts have been adjusted by giving effect to the assumptions and adjustments included in the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

     The statement of operations of Greenery for the twelve months ended
June 30, 1993 includes a $20,272,000 non-recurring expense related to the write-off of certain capital costs. This non-recurring expense was reduced to $11,788,000 in the pro forma financial statements to eliminate the effect of that portion of the non-recurring expense applicable to Greenery assets sold to M&P, a related party, and a facility sold to an unrelated party pursusnt to the Merger. If this net non-recurring expense item were eliminated from the unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended May 31, 1993, pro forma net earnings for that period would have been $8,107 (assuming a 34% tax rate), or $0.59 per common and common equivalent share and $0.57 per share-assuming full dilution.

     The following pro forma financial information may not necessarily reflect the results of operations of the Company which would have actually resulted had the acquisitions, dispositions, issuance of common stock and the Merger, including the related transactions, occurred as of the date and for the periods indicated, or of future earnings of the Company. The pro forma financial information should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements and the Financial Statements of the Company and Greenery and certain of the 1993 acquisitions previously filed.

                      PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF EARNINGS (UNAUDITED)

                       FOR THE YEAR ENDED MAY 31, 1993

                  (IN THOUSANDS, EXCEPT PER SHARE EARNINGS)


                                                      HORIZON FISCAL 1993
                                                 ----------------------------     PRO FORMA
                          HORIZON    GREENERY    ACQUISITIONS    DISPOSITIONS    ADJUSTMENTS    PRO FORMA
                         --------    --------    ------------    ------------    -----------    ---------
Operating revenues       $232,199    $175,060      $28,753         $(2,588)       $   (451)(a)   $413,146
                         --------    --------      -------         -------        --------       --------
                                                                                    (9,986)(g)
                                                                                   (28,688)(h)
                                                                                     2,012 (h)
                                                                                       111 (i)
                                                                                    16,724 (k)
                                                                                  --------
                                                                                   (20,278)
                                                                                  --------
Operating expenses        165,716     126,241       20,145          (2,266)           (648)(b)    294,064
                                                                                    (7,566)(g)
                                                                                   (19,477)(h)
                                                                                    11,919 (k)
Administrative and
general                    25,489      29,149        5,641            (294)           (457)(c)     51,261
                                                                                    (1,408)(g)
                                                                                    (2,216)(h)
                                                                                    (6,329)(j)
                                                                                     1,511 (k)
                                                                                       175 (i)
Facility leases            20,992      12,448        1,982              --              94 (d)     35,178
                                                                                       198 (g)
                                                                                    (3,790)(h)
                                                                                     3,254 (k)
Interest                    4,252       5,452          606            (214)           (103)(e)     12,445
                                                                                     2,451 (g)
                                                                                         1 (k)
Depreciation and
amortization                4,008       2,552          494            (173)            (25)(f)      7,915
                                                                                     1,101 (g)
                                                                                       (81)(h)
                                                                                        39 (k)
Non-recurring items            --      20,272           --              --          (8,484)(g)     11,788
                         --------    --------      -------         -------        --------       --------
  Total operating
  expenses                220,457     196,114       28,868          (2,947)        (29,841)       412,651
                         --------    --------      -------         -------        --------       --------
  Earnings (loss)
  before taxes             11,742     (21,054)        (115)            359           9,563            495
Income taxes                4,026      (3,150)          63              --            (771)(m)        168
                         --------    --------      -------         -------        --------       --------
  Net earnings (loss)    $  7,716    $(17,904)     $  (178)        $   359        $ 10,334       $    327
                         ========    ========      =======         =======        ========       ========

Earnings per common
and common
equivalent share         $   0.66                                                                $   0.02
                         ========                                                                ========

Earnings per common
share - assuming
full dilution            $   0.62                                                                $   0.02
                         ========                                                                ========


                        PRO FORMA CONDENSED CONSOLIDATED
                        STATEMENT OF EARNINGS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED FEBRUARY 28, 1994

                   (IN THOUSANDS, EXCEPT PER SHARE EARNINGS)


                                                               PRO FORMA
                                HORIZON       GREENERY        ADJUSTMENTS  PRO FORMA
                               --------       --------        -----------  ---------
Operating revenues             $242,500       $129,358       $ (3,695) (g)  $352,000
                               --------       --------                      --------
                                                              (17,429) (h)
                                                                1,220  (h)
                                                                   46  (i)
                                                             --------
                                                              (19,858)
                                                             --------
Operating expenses              172,706         98,603         (2,577) (g)   254,398
                                                              (14,344) (h)
Administrative and general       25,376         32,228           (552) (g)    51,034
                                                               (1,402) (h)
                                                               (4,747) (j)
                                                                  131  (l)
Facility leases                  18,085         10,554            433  (g)    26,546
                                                               (2,526) (h)
Interest                          4,051          3,473          1,599  (g)     9,123
Depreciation and
 amortization                     4,682          2,156          1,045  (g)     7,720
                                                                 (163) (h)
Non-recurring items                  --          5,881         (5,881) (g)        --
                               --------       --------       --------       --------
  Total operating expenses      224,900        152,895        (28,974)       348,821
                               --------       --------       --------       --------
  Earnings (loss) before
   taxes                         17,600        (23,537)         9,116          3,179
  Income taxes                    6,800         (9,297)         3,753  (m)     1,256
                               --------       --------       --------       --------
  Net earnings (loss)          $ 10,800       $(14,240)      $  5,363       $  1,923
                               ========       ========       ========       ========
Earnings per common and
 common equivalent share       $   0.74                                     $   0.12
                               ========                                     ========
Earnings per common share -
 assuming full dilution        $   0.66                                     $   0.12
                               ========                                     ========



                        PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENTS OF EARNINGS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED FEBRUARY 28, 1993

                   (IN THOUSANDS, EXCEPT PER SHARE EARNINGS)

                                                       HORIZON FISCAL 1993
                                                   --------------------------     PRO FORMA
                                HORIZON  GREENERY  ACQUISITIONS  DISPOSITIONS    ADJUSTMENTS      PRO FORMA
                               --------  --------  ------------  ------------    -----------      ---------
Operating revenues             $160,338  $126,934    $27,962       $(2,589)     $   (451) (a)      $297,220
                               --------  --------    -------       -------                         --------
                                                                                  (7,189) (g)
                                                                                 (21,907) (h)
                                                                                   1,533  (h)
                                                                                      48  (i)
                                                                                  12,543  (k)
                                                                                --------
                                                                                 (15,425)
                                                                                --------
Operating expenses              114,665    90,980     19,633        (2,266)         (848) (b)       211,720
                                                                                  (5,429) (g)
                                                                                 (14,155) (h)
                                                                                   8,940  (k)
Administrative and general       16,953    22,278      5,442          (294)         (423) (c)        37,733
                                                                                  (1,089) (g)
                                                                                  (1,651) (h)
                                                                                  (4,747) (j)
                                                                                   1,133  (k)
                                                                                     131  (l)
Facility leases                  15,262     8,498      1,976            --            64  (d)        26,385
                                                                                     976  (g)
                                                                                  (2,832) (h)
                                                                                   2,441  (k)
Interest                          2,822     4,332        549          (214)          (96) (e)         9,113
                                                                                   1,720  (g)
Depreciation and
 amortization                     2,452     1,866        470          (173)          (21) (f)         5,598
                                                                                   1,030  (g)
                                                                                     (55) (h)
                                                                                      29  (k)
Non-recurring items                  --    20,272         --            --        (8,484) (g)        11,788
                               --------  --------    -------       -------      --------           --------
  Total operating expenses      152,154   148,226     28,070        (2,947)      (23,168)           302,337
                               --------  --------    -------       -------      --------           --------
  Earnings (loss) before
   taxes                          8,184   (21,292)      (108)          358         7,741             (5,117)
  Income taxes                    2,795    (3,150)        63            --        (1,448) (m)        (1,740)
                               --------  --------    -------       -------      --------           --------
  Net earnings (loss)          $  5,389  $(18,142)   $  (171)      $   358      $  9,189           $ (3,377)
                               ========  ========    =======       =======      ========           ========
Earnings per common and
 common equivalent share       $   0.46                                                            $  (0.25)
                               ========                                                            ========
Earnings per common share -
 assuming full dilution        $   0.44                                                            $  (0.25)
                               ========                                                            ========



                  NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                     FINANCIAL STATEMENTS (UNAUDITED)

1.  BASIS OF PRESENTATION.
    The Pro Forma Condensed Consolidated Financial Statements are presented to give effect to (i) the 1993 acquisitions and dispositions of the Company,
(ii) the issuance of 2,050,000 shares of the Company's common stock, on February 11, 1994, in exchange for 8,200,000 shares of Greenery's common stock (representing 100% of the total Greenery shares outstanding, excluding treasury stock) upon completion of the Merger, and (iii) certain other transactions with HRP and M&P.

2. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS (DOLLAR AMOUNTS IN THOUSANDS).

    1993 ACQUISITION AND DISPOSITION ADJUSTMENTS (FOR THE YEAR ENDED MAY 31, 1993 AND NINE MONTHS ENDED FEBRUARY 28, 1993)

                                                                    NINE MONTHS
                                                                       ENDED
                                                    YEAR ENDED      FEBRUARY 28,
                                                   MAY 31, 1993         1993
                                                   ------------     ------------
    (a) Operating revenues are reduced to
        reflect elimination of pre-acquisition,
        non-recurring tax assessment revenue
        of acquired facility                          $(591)            $(591)
        Operating revenues are increased to
        reflect the effect of interest income on
        promissory notes related to the sale
        of assets                                       140               140
                                                      ------            ------
        Net decrease in operating revenues            $(451)            $(451)
                                                      ======            ======

    (b) Operating expenses are reduced by $648 for the year ended May 31, 1993 and the nine months ended February 28, 1993, to reflect elimination of county pension fund expense and a reduction of the work force resulting from elimination of unions and union contracts of acquired facility.

    (c) Administrative and general expenses are reduced by $457 and $423 for the year ended May 31, 1993 and the nine months ended February 28, 1993, respectively, for the reduction of administrative fees allocated to acquired facilities by the prior owners, offset by additional administrative expenses expected to be incurred as a result of acquiring these facilities.

    (d) Facility leases expense is increased by $94 and $64 for the year ended May 31, 1993 and the nine months ended February 28, 1993, respectively, to reflect rental rates in new lease agreements, net of rental rates in terminated lease agreements.

    (e) Interest expense is reduced by $103 and $96 for the year ended May 31, 1993 and the nine months ended February 28, 1993, respectively, due to:
i) substituting the Company's interest rate on debt for that of the prior owner/operator, ii) eliminating interest on debt not assumed by the Company, and iii) adding back interest on the Company's 6.75% convertible subordinated notes allocated to the facility dispositions.

    (f) Depreciation and amortization expense is reduced by $25 and $21 for the year ended May 31, 1993 and the nine months ended February 28, 1993, respectively, due to: i) substituting the Company's depreciable basis in assets acquired with that of the prior owner, ii) eliminating depreciation on assets not acquired, and iii) amortizing deferred lease purchase costs on acquired facilities.

GREENERY MERGER ADJUSTMENTS

    (g) In connection with the Merger, the Company purchased three facilities previously leased by HRP to Greenery and incurred additional debt related to a Greenery owned facility to raise additional cash. In addition, pursuant to the Merger, two office buildings owned and operated by Greenery, for which a non-recurring expense of $6,453 was included in Greenery's results of operations for the twelve months ended June 30, 1993 and the nine months ended March 31, 1993, has been sold to M&P, along with other assets for which a write down of approximately $3,100 was recorded by Greenery during the nine months ended February 28, 1994. Greenery also recorded a $775 loss on the sale of one facility to HRP and expenses of $2,006 related to severance pay and other Merger costs in preparation for the Merger during the nine months ended February 28, 1994. Finally, in connection with the Merger, Greenery sold to HRP one facility which incurred a write-off of unrealizable building refurbishment costs of $2,031 during the twelve months ended June 30, 1993 and the nine months ended March 31, 1993; accordingly, the operations of that facility (including the building refurbishment costs write-off) have been eliminated. The impact of the above, as well as the additional depreciation and amortization expense for the allocation of excess purchase price to buildings and equipment and goodwill (assuming a 40 year amortization period for goodwill), on earnings before income taxes is as follows:

                                 YEAR ENDED    NINE MONTHS ENDED   NINE MONTHS ENDED
                                MAY 31, 1993   FEBRUARY 28, 1994   FEBRUARY 28, 1993
                                ------------   -----------------   -----------------
Operating revenues                $ (9,986)         $(3,695)            $ (7,189)
                                  ---------         --------            ---------
Operating expenses                  (7,566)          (2,577)              (5,429)
Administrative and general          (1,408)            (552)              (1,089)
Facility leases                        198              433                  976
Interest                             2,451            1,599                1,720
Depreciation and amortization        1,101            1,045                1,030
Non-recurring write down to net
realizable value of assets sold
to M&P and HRP and other Merger
related costs and losses            (8,484)          (5,881)              (8,484)
                                  ---------         --------            ---------
  Total operating expenses         (13,708)          (5,933)             (11,276)
                                  ---------         --------            ---------
    Net increase in earnings
     before taxes                 $  3,722          $ 2,238             $  4,087
                                  =========         ========            =========

    (h) Pursuant to the Merger, HRP canceled three facility leases with Greenery. Such leases were assumed by the former majority owners of Greenery and the Company entered into a management agreement for such facilities. The impact on earnings before taxes is as follows:

                                 YEAR ENDED    NINE MONTHS ENDED   NINE MONTHS ENDED
                                MAY 31, 1993   FEBRUARY 28, 1994   FEBRUARY 28, 1993
                                ------------   -----------------   -----------------
Operating revenues                $(28,688)        $(17,429)            $(21,907)
                                  ---------        ---------            ---------
Operating expenses                 (19,477)         (14,334)             (14,155)
Administrative and general          (2,216)          (1,402)              (1,651)
Facility leases                     (3,790)          (2,526)              (2,832)
Depreciation and amortization          (81)            (163)                 (55)
                                  ---------        ---------            ---------
Total operating expenses           (25,564)         (18,425)             (18,693)
                                  ---------        ---------            ---------
Net decrease in earnings before
 taxes                              (3,124)             996               (3,214)
Pro forma management revenues        2,012            1,220                1,533
                                  ---------        ---------            ---------
Net increase (decrease) in
 earnings before taxes            $ (1,112)        $  2,216             $ (1,681)
                                  =========        =========            =========

    (i) Interest income will be increased to reflect the impact of the Company financing the $20,000 sale to M&P of certain Greenery assets, including among other assets, the office buildings discussed in (g) above and interest bearing notes receivable, as follows:

                                        YEAR ENDED       NINE MONTHS ENDED
                                       MAY 31, 1993  FEBRUARY 28, 1994 AND 1993
                                       ------------  --------------------------
Interest on the Company's $20,000
 note receivable                         $ 1,138                $851
Less interest on notes receivable sold    (1,027)                805
                                         --------               ----
                                         $   111                $ 46
                                         ========               ====

    (j) As a result of the Merger, the corporate offices of Greenery were closed and specifically identified duplicate corporate administrative and general expenses at Greenery totaling $6,329 and $4,747 for the year ended May 31, 1993 and the nine months ended February 28, 1994 and 1993, respectively, will be eliminated.

    (k) Included in Greenery's historical financial information from July 1, 1992 through September 30, 1992 is a management fee of $1,229 related to facilities managed by Greenery until final government regulatory approvals were received by Greenery to lease such facilities. Greenery financial statements subsequent to September 30, 1992 reflect the operations of these leased facilities. Pro forma results of operations for the year ended May 31, 1993 and the nine months ended February 28, 1993 have been reclassified to reflect these operations as leased facilities from July 1, 1992 through September 30, 1992 as follows:


                                                            NINE MONTHS
                                           YEAR ENDED          ENDED
                                          MAY 31, 1993   FEBRUARY 28, 1993
                                          ------------   -----------------
   Pro forma operating revenues             $17,953          $13,465
   Management fee revenue                    (1,229)            (922)
                                            -------          -------
     Net increase in operating revenues     $16,724          $12,543
                                            =======          =======
   Pro forma expenses:
     Operating expenses                     $11,919          $ 8,940
     Administrative and general               1,511            1,133
     Facility leases                          3,254            2,441
     Interest                                     1               --
     Depreciation and amortization               39               29
                                            -------          -------
     Total pro forma expenses               $16,724          $12,543
                                            =======          =======


     (l) The Company will enter into a management agreement with a director of Greenery for a term of seven years at an annual rate of $175 ($131 for nine months).

     (m) An effective tax rate of 34% is used to estimate combined federal and state taxes for the year ended May 31, 1993 and the nine months ended February 28, 1993. An effective tax rate of 39.5% is used to estimate combined federal and state taxes for the nine months ended February 28, 1994.

3.  PRO FORMA WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING (IN THOUSANDS).

The calculation of pro forma weighted average number of shares outstanding is as follows:


                                                   MAY 31, 1993
                                         -----------------------------------
                                         WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                         NUMBER OF SHARES   NUMBER OF SHARES
                                         FOR EARNINGS PER   FOR EARNINGS PER
                                             COMMON AND      COMMON SHARE -
                                         COMMON EQUIVALENT    ASSUMING FULL
                                               SHARE            DILUTION
                                         -----------------  ----------------
Prior to the Merger                           11,712            16,276
Shares issued in connection with the
 Merger                                        2,050             2,050
                                              ------            ------
Pro Forma after Merger                        13,762            18,326
                                              ======            ======



                                                  FEBRUARY 28, 1994
                                         -----------------------------------
                                         WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                         NUMBER OF SHARES   NUMBER OF SHARES
                                         FOR EARNINGS PER   FOR EARNINGS PER
                                             COMMON AND      COMMON SHARE -
                                         COMMON EQUIVALENT    ASSUMING FULL
                                               SHARE            DILUTION
                                         -----------------  ----------------
Prior to the Merger                           14,651            18,539
Shares issued in connection with the
 Merger                                        2,050             2,050
                                              ------            ------
Pro Forma after Merger                        16,701            20,589
                                              ======            ======



                                                  FEBRUARY 28, 1993
                                         -----------------------------------
                                         WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                         NUMBER OF SHARES   NUMBER OF SHARES
                                         FOR EARNINGS PER   FOR EARNINGS PER
                                             COMMON AND      COMMON SHARE -
                                         COMMON EQUIVALENT    ASSUMING FULL
                                               SHARE            DILUTION
                                         -----------------  ----------------
Prior to the Merger                           11,683            16,246
Shares issued in connection with the
 Merger                                        2,050             2,050
                                              ------            ------
Pro Forma after Merger                        13,733            18,296
                                              ======            ======


        (c)   Exhibits:

               2.1 Agreement and Plan of Merger dated as of August 2, 1993 by and between the Company and Greenery (incorporated herein by reference to the same exhibit number in the Company's Registration Statement on Form S-1,
                       No. 33-67754).

               2.1(a) First Amendment to Agreement and Plan of Merger, by and between the Company and Greenery (incorporated herein by reference to the same exhibit number in the Company's Registration Statement on Form S-4, No. 33-67856)

               2.2 Agreement dated July 30, 1993 between the Company, Health and Rehabilitation Properties Trust ("HRPT"), and Greenery (incorporated herein by reference to the same exhibit number in the Company's Registration Statement on Form S-1, No. 33-67754).

               2.2(a) Letter agreement between the Company, Greenery and HRPT, amending Exhibit 2.2 above (incorporated herein by reference to the same number in the Company's Registration Statement on Form S-4, No. 33-67856).

               2.3 Purchase Agreement, dated as of July 30, 1993 between M&P Partners Limited Partnership, Greenery and 99-111 Chestnut Hill Avenue Corp. (incorporated herein by reference to the same exhibit number in the Company's Registration Statement on Form S-1, No. 33-67754).

               2.4 Letter Agreement, dated October 29, 1993, by and among the Company, Greenery and HRPT (as previously filed in Form 8-K dated February 11, 1994).

               2.5 First Amendment to Purchase Agreement, dated as of October 29, 1993, by and among M&P Partners Limited Partnership and Greenery (as previously filed in Form 8-K dated February 11, 1994).

               99.1 Report of Ernst & Young (as previously filed in Form 8-K dated February 11, 1994).

               99.2 Joint Proxy Statement and Prospectus dated October 15, 1993 of the Company and Greenery, as supplemented by Letter dated November 8, 1993, of the Company to the shareholders of the Company and Greenery (as previously filed in Form 8-K dated February 11, 1994).

               99.3 Consolidated Balance Sheets of Greenery as of September 30, 1993 and 1992, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended September 30, 1993 (from Greenery's Annual Report on Form 10-K for the fiscal year ended September 30, 1993; as previously filed in Form 8-K dated February 11, 1994).



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

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         HORIZON HEALTHCARE CORPORATION

Date: June 2, 1995                       By  /s/  ERNEST A. SCHOFIELD
                                         -------------------------------------
                                         Ernest A. Schofield
                                         Senior Vice President and
                                         Chief Financial Officer